SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 13, 2008 (March 11, 2008)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

On March 11, 2008, Chembio Diagnostics, Inc. (the “Company”) issued a press release entitled “Chembio to Host Conference Call to Discuss Fourth Quarter and Full Year 2007 Financial Results.” A copy of the press release is furnished herewith as Exhibit 99.1.

 On March 13, 2008, the Company also issued a press release entitled “Chembio Reports Fourth Quarter and Full-Year 2007 Results.” A copy of the press release is furnished herewith as Exhibit 99.2.

All of the information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  99.1 – Press Release entitled “Chembio to Host Conference Call to Discuss Fourth Quarter and Full Year 2007 Financial Results” dated March 11, 2008.

Exhibit  99.2 – Press Release entitled “Chembio Reports Fourth Quarter and Full-Year 2007 Results.” dated March 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 13, 2008                                                                           CHEMBIO DIAGNOSTICS, INC.

By:    /s/ Lawrence A. Siebert
                Lawrence A. Siebert
Chief Executive Officer